                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  November 1, 1996


                        Armstrong World Industries, Inc.
             (Exact name of registrant as specified in its charter)


          Pennsylvania             1-2116                 23-0366390
(State or other jurisdiction    (Commission              (IRS Employer
       of incorporation)        File Number)         Identification Number)


313 West Liberty Street, P. O. Box 3001, Lancaster, Pennsylvania     17604
       (Address of principal executive offices)                    (ZIP Code)


Registrant's telephone number, including area code:  (717) 397-0611
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Item 5.  Other Events

     On November 1, 1996, the U.S. Supreme Court granted the petition of certiorari filed by the Center for Claims Resolution, a group of 20 defendant companies including Armstrong World Industries, Inc., which sought appeal of the May 10, 1996, decision of a three-judge panel of the U.S. Court of Appeals for the Third Circuit which had overturned the 1994 District Court decision tentatively approving a national asbestos class action settlement in Georgine v.
                                                                     -----------
Armchem.  The appeal will proceed through briefing to argument and a likely
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decision by July 1997.












SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ARMSTRONG WORLD INDUSTRIES, INC.


Dated:  November 6, 1996      By: /s/ D. D. Wilson
                                 --------------------------------------
                                  D. D. Wilson
                                  Assistant Secretary and Associate
                                  General Counsel